UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 22, 2006

EQUITY OFFICE PROPERTIES TRUST
(Exact name of registrant as specified in its charter)

Delaware	1-13115	36-4151656
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
EOP OPERATING LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

Delaware	1-13625	36-4156801
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Two North Riverside Plaza
Suite 2100, Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (312) 466-3300
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.03. Creation of a Direct Financial Obligation
Item 3.02 Unregistered Sales of Equity Securities
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index
Second Supplemental Indenture
Registration Rights Agreement
Common Share Delivery Agreement

Item 1.01 Entry into a Material Definitive Agreement.
Convertible Senior Subordinated Notes
     On June 22, 2006, Equity Office Properties Trust, a Maryland real estate investment trust (the “Company”), and its operating partnership, EOP Operating Limited Partnership, a Delaware limited partnership (the “Partnership”), entered into a Purchase Agreement (the “Purchase Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”), Banc of America Securities LLC, J.P. Morgan Securities Inc. and Wachovia Capital Markets, LLC (the “Initial Purchasers”) relating to the offering by the Partnership of $1.3 billion aggregate principal amount of 4.00% Exchangeable Senior Notes due 2026 (the “Notes”). The Purchase Agreement also granted the Initial Purchasers an option to purchase up to $200 million aggregate principal amount of the Notes to cover overallotments. On June 23, 2006, the Initial Purchasers exercised such option in whole. The Company is a co-obligor on the Notes and the Notes are fully and unconditionally guaranteed by the Company.
     The closing (“Closing”) of the sale of the Notes occurred on June 27, 2006. The net proceeds from the offering, after deducting the Initial Purchasers’ discount, were $1.47 billion. The Company used approximately $623 million of net proceeds to repurchase 17.2 million common shares (“Common Shares”) of the Company at a price of $36.21 per share in a separate, but concurrent, privately negotiated transaction. (After these repurchases, the Company’s previously authorized Common Share repurchase program had approximately $296 million of unused authorization available for additional Common Shares repurchases.) The Partnership used the approximately $847 million of remaining net proceeds to repay outstanding borrowings under the Partnership revolving credit agreement and other credit agreements.
     The Notes were issued under the Indenture, dated as of August 29, 2000, between the Partnership, as Issuer, and U.S. Bank National Association, as trustee (“Trustee”), as supplemented by the First Supplemental Indenture, dated as of June 18, 2001, among the Partnership, the Company, as guarantor, and the Trustee and the Second Supplemental Indenture (“Second Supplemental Indenture”), dated as of June 27, 2006, among the Partnership, the Company and the Trustee. The terms of the Notes were established pursuant to the Second Supplemental Indenture, a copy of which is filed herewith as Exhibit 4.1. A copy of the form of the Notes is filed herewith as Exhibit 4.2. Additional information pertaining to the Notes is contained in Item 2.03 of this report and is incorporated herein by reference.
     The Notes and the Common Shares issuable in certain circumstances upon exchange of the Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). The Company offered and sold the Notes to the Initial Purchasers in reliance on the exemption from registration provided by Section 4(2) of the Securities Act. The Initial Purchasers then sold the Notes to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A under the Securities Act. The Company relied on these exemptions from registration based in part on representations made by the Initial Purchasers in the Purchase Agreement.

Registration Rights Agreement
     In connection with the Closing, the Company and the Partnership entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Initial Purchasers. Under the Registration Rights Agreement, the Company and the Partnership have agreed, for the benefit of the holders of the Notes, to file, or have on file, a shelf registration statement providing for the sale by the holders of all of the Notes, and the Common Shares, if any, issuable upon exchange of the Notes (the “Registrable Securities”), within 90 days after the original issuance of the Notes and to use reasonable best efforts to cause such shelf registration statement to be declared effective within 180 days after the original issuance of the Notes or otherwise make available for use by selling security holders an effective shelf registration statement no later than such date. The Company and the Partnership also have agreed to use their respective reasonable best efforts to keep the registration statement effective until such time as all of the Notes and the Common Shares issuable on the exchange thereof cease to be outstanding or have either been (A) sold or otherwise transferred pursuant to an effective registration statement or (B) sold pursuant to Rule 144 under circumstances in which any legend borne by the Notes or Common Shares relating to restrictions on transferabillity thereof is removed or such Notes or Common Shares are eligible to be sold pursuant to Rule 144(k) or any successor provision, subject to certain exceptions set forth in the Registration Rights Agreement. The Company and the Partnership will be required to pay liquidated damages in the form of specified additional interest to the holders of the Notes if they fail to comply with their respective obligations to register the Notes and the Common Shares issuable upon exchange of the Notes within specified time periods, or if the registration statement ceases to be effective or the use of the prospectus is suspended for specified time periods. Neither the Company nor the Partnership will be required to pay liquidated damages with respect to any Note after it has been exchanged for any Common Shares. A copy of the Registration Rights Agreement is filed herewith as Exhibit 4.3. The description of the Registration Rights Agreement in this report is a summary and is qualified in its entirety by the terms of the Registration Rights Agreement.
Common Share Delivery Agreement
     In connection with the Closing, the Company and the Partnership entered into a Common Share Delivery Agreement (the “Common Share Agreement”). The Common Share Agreement, among other things, obligates (i) the Company to deliver Common Shares in the event that the Partnership determines to deliver Common Shares to holders of the Notes upon any exchange of the Notes and (ii) the Partnership to issue to the Company on a concurrent basis a number of its Class A Units equal to such number of Common Shares. A copy of the Common Share Agreement is filed herewith as Exhibit 10.1. The description of the Common Share Agreement in this report is a summary and is qualified in its entirety by the terms of the Common Share Agreement.
Item 2.03. Creation of a Direct Financial Obligation.
     On June 27, 2006, the Partnership issued $1.5 billion aggregate principal amount of the Notes. The Notes are senior unsecured obligations of the Partnership. The Company has fully and unconditionally guaranteed the Notes and is a co-obligor on the Notes.

     Certain material terms of the Notes are as follows:
     Maturity. July 15, 2026.
     Interest. Interest on the Notes at the rate of 4.00% per year is payable semi-annually in arrears on January 15 and July 15 of each year, beginning on January 15, 2007.
     Exchange Rights. Holders may surrender their Notes for exchange for cash, Common Shares or a combination of cash and Common Shares, at the Partnership’s option, at the applicable exchange rate (which initially shall be 23.2542 Common Shares per $1,000 principal amount of Notes) at any time prior to the close of business on the second business day immediately prior to maturity at any time on or after July 15, 2025 and also under the following circumstances:
     (a) Exchange Upon Satisfaction of Market Price Condition. A holder may surrender any of its Notes for exchange during any calendar quarter beginning after September 30, 2006 (and only during such calendar quarter) if, and only if, the closing sale price of Common Shares for at least 20 trading days (whether or not consecutive) in the period of 30 consecutive trading days ending on the last trading day of the preceding calendar quarter is more than 125% of the exchange price per Common Share in effect on the applicable trading day.
     (b) Exchange Upon Satisfaction of Trading Price Condition. A holder may surrender any of its Notes for exchange during the five consecutive trading day period following any five consecutive trading days in which the trading price per $1,000 principal amount of Notes (as determined following a reasonable request by a holder of the Notes) was less than 98% of the product of the closing sale price of Common Shares multiplied by the applicable exchange rate.
     (c) Exchange Upon Notice of Redemption. A holder may surrender for exchange any of the Notes called for redemption at any time prior to the close of business on the third business day prior to the redemption date, even if the Notes are not otherwise exchangeable at such time.
     (d) Exchange if Common Shares are not listed. A holder may surrender any of its Notes for exchange if the Common Shares are not listed on a U.S. national or regional securities exchange or quoted on NASDAQ for 30 consecutive trading days.
     (e) Exchange Upon Specified Transactions. A holder may surrender any of its Notes for exchange if the Company or the Partnership engages in certain specified corporate transactions, including a change in control (as defined in the Notes). Holders exchanging Notes in connection with certain change in control transactions occurring prior to January 18, 2012 may be entitled to receive additional Common Shares as a “make whole premium.”
     Redemption. Prior to January 18, 2012, the Notes will not be redeemable at the option of the Partnership, except to preserve the status of Company as a real estate investment trust for U.S. federal income tax purposes. After January 18, 2012, the Partnership may redeem all or a portion of the Notes for cash at a redemption price equal to the principal amount plus accrued and unpaid interest (including additional interest, if any) to the redemption date.
     Purchase at Option of Holders. Holders of the Notes may require the Partnership to repurchase all or a portion of the Notes for cash at a purchase price equal to the principal amount plus accrued and unpaid interest (including additional interest if any) on the Notes on January 18, 2012, July 15, 2016 and July 15, 2021, or after the occurrence of change in control occurring prior to January 18, 2012.
     Default. Subject to the terms of the Indenture and the Notes, upon certain events of default, including, but not limited to, (i) failure of the Partnership to deliver cash or Common Shares, or any combination thereof, when due upon an exchange of the Notes, together with any cash due in lieu of fractional shares, and that failure continues for 10 days, and (ii) failure of the Partnership to provide a notice within 20 days of a change in control, the principal and accrued and unpaid interest on the outstanding notes will automatically become due and payable.
     The description of the Notes in this report is a summary and is qualified in its entirety by reference to Exhibits 4.1 and 4.2.
Item 3.02 Unregistered Sales of Equity Securities.
Convertible Senior Subordinated Notes
     On June 22, 2006, the Company and the Partnership entered into the Purchase Agreement to offer and sell $1.3 billion aggregate principal amount of the Notes to the Initial Purchasers. The Company is a co-obligor on the Notes and the Notes are fully and unconditionally guaranteed by the Company. The Purchase Agreement also granted the Initial Purchasers an option to purchase up to $200 million aggregate principal amount of the Notes to cover overallotments. On June 23, 2006, the Initial Purchasers exercised such option in whole. On June 27, 2006, the Company closed the sale of $1.5 billion aggregate principal amount of the Notes. Pursuant to the terms of the Purchase Agreement, the purchase price paid by the Initial Purchasers for the Notes was 98.0% of the initial offering price thereof and the Initial Purchasers received an aggregate commission of $30.0 million in connection with the offering of the Notes.
     Additional information pertaining to the Notes and Common Shares is contained in Item 2.03 of this report and is incorporated herein by reference.
     The Company offered and sold the Notes to the Initial Purchasers in reliance on the exemption from registration provided by Section 4(2) of the Securities Act. The Initial Purchasers then sold the Notes to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A under the Securities Act. The Company relied on these exemptions from registration based in part on representations made by the Initial Purchasers in the Purchase Agreement.
     The Notes and the underlying Common Shares issuable upon exchange of the Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description of Exhibit
4.1	Second Supplemental Indenture, dated as of June 27, 2006, among the Company, the Partnership and the Trustee

4.2	Form of 4.00% exchangeable senior note due 2026 (attached as Exhibit A to the Second Supplemental Indenture filed as Exhibit 4.1 hereto)

4.3	Registration Rights Agreement, dated as of June 27, 2006, among the Company, the Partnership and Merrill Lynch, as representative of the Initial Purchasers

10.1	Common Share Delivery Agreement dated as of June 27, 2006 between the Partnership and the Company.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY OFFICE PROPERTIES TRUST

Date: June 28, 2006	By:	/s/ Stanley M. Stevens
Stanley M. Stevens
Executive Vice President, Chief Legal Counsel and Secretary

EOP OPERATING LIMITED PARTNERSHIP
	By:	EQUITY OFFICE PROPERTIES TRUST
its general partner

Date: June 28, 2006	By:	/s/ Stanley M. Stevens
Stanley M. Stevens
Executive Vice President, Chief Legal Counsel and Secretary

Exhibit Index

Exhibit No.	Description of Exhibit
4.1	Second Supplemental Indenture, dated as of June 27, 2006, among the Company, the Partnership and U.S. Bank National Association

4.2	Form of 4.00% exchangeable senior note due 2026 (attached as Exhibit A to the Second Supplemental Indenture filed as Exhibit 4.1 hereto)

4.3	Registration Rights Agreement, dated as of June 27, 2006, among the Company, the Partnership and Merrill Lynch, as representative of the Initial Purchasers

10.1	Common Share Delivery Agreement dated June 27, 2006 between the Partnership and the Company